PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2020
Description of prepaid expenses and other current assets
	June 30, 2020 (Unaudited)	December 31, 2019
Other receivable (1)	$88,251	$234,710
Others prepaid expenses (2)	124,892	104,550
Subtotal	213,143	339,260
Allowance for doubtful accounts	-	-
Prepaid expenses and other current assets, net	$213,143	$339,260